Exhibit 99.2

 TOPAZ Interim Analysis: SRK-015 Demonstrates Clinical Proof-of-Concept in Spinal Muscular Atrophy  October 27, 2020

 Disclaimers  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of SRK-015 to affect the treatment of patients suffering from Spinal Muscular Atrophy (SMA) either as a monotherapy or in conjunction with the current standard of care, and the ability of SRK-181 to affect the treatment of cancer patients in a manner consistent with preclinical data constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Scholar Rock’s ability to provide the financial support and resources necessary to identify and develop multiple product candidates on the expected timeline, competition from others developing products for similar uses, the preliminary nature of interim clinical data, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law.   © Scholar Rock, Inc. All rights reserved. October 2020.

 Agenda  3  Opening Remarks   Trial Design and Baseline Characteristics  6-month Interim Efficacy and Safety Results  Summary and Next Steps  Tony Kingsley, President & CEO  Yung Chyung M.D., Chief Medical Officer  Yung Chyung M.D., Chief Medical Officer  Tony Kingsley, President & CEO    Questions and Answers  Tony Kingsley, President & CEOYung Chyung M.D., Chief Medical OfficerTed Myles, Chief Financial Officer

SRK-015 Has Potential to Pioneer a New Treatment Era to Improve Motor Function in Patients with SMA

SMN Upregulator Therapies + Muscle-Directed Therapy (SRK-015) Could Potentially Enhance Outcomes for Patients*

SPINRAZA (nusinersen) injection 12mg/5mL

zolgensma (onasemnogene abeparvovec-xioi) suspension for intravenous infusion

Evrysdi risdiplam



SMN Upregulator Therapies
Address SMN deficiency to prevent further motor neuron deterioration
Muscle-Directed Therapies
Act directly on muscle with aim to improve motor function

SRK-015**

SMN = survival motor neuron.
**Also referred to as SMN correctors.*
***SRK-015 is an investigational therapy under development.*

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SRK-015: Highly Selective Inhibitor of the Activation of Pro and Latent Myostatin



- Fully human monoclonal antibody (mAb)
- Half-life of ~23-33 days
- Avoids related growth factors (e.g. GDF11, BMP9, Activin A)

- Rare Pediatric Disease Designation for SMA granted by FDA
- Orphan Drug Designation for SMA granted by the FDA
- Orphan Medicinal Product Designation for SMA granted by the European Commission

Highlights of strong patent portfolio protecting SRK-015:

- **US Patent 10,751,413 (expiry in 2037)**: Covers composition of matter and methods of use for SRK-015
- **US Patent 9,758,576 (expiry in 2034):** Covers mAbs that inhibit the activation of myostatin precursor
- **US 10,287,345 (expiry in 2037):** Treatment methods for various myostatin-related conditions

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Bringing a Revolutionary Approach to Highly Sought-After Growth Factors Implicated in Devastating Diseases

Scholar Rock's Target

Growth Factor Precursor (Latent Form)



Scholar Rock's R&D Platform

Transform Medical Practice

- Pursue important targets with well-validated biology but are difficult to drug
- Apply revolutionary approach to tough targets
  - Leverage deep insights into structure and function
  - Engineer antibodies for exquisite selectivity

First demonstration of the therapeutic potential of inhibiting the latent forms of growth factors

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TOPAZ Interim Analysis Results Demonstrate Proof-of-Concept

Multiple lines of evidence supporting the potential clinical effect of SRK-015

	Ambulatory Patients (Revised Hammersmith Scale)			Non-Ambulatory Patients (Hammersmith Functional Motor Scale Expanded)		
	Cohort 1			Cohort 2*	Cohort 3*	
	20 mg/kg pooled (n=23)	20 mg/kg monotherapy (n=11)	20 mg/kg +nusinersen (n=12)	20 mg/kg +nusinersen (n=14)	2 mg/kg +nusinersen (n=9)	20 mg/kg +nusinersen (n=9)
Mean change from baseline (95% CI)	0.5 (-1.1, 2.2)	0.7 (-2.5, 4.0)	0.3 (-1.4, 2.0)	1.4 (0.1, 2.7)	2.4 (-0.9, 5.8)	5.6 (2.5, 8.7)
# (%) patients achieving ≥1-pt increase	12/23 (52%)	7/11 (64%)	5/12 (42%)	10/14 (71%)	6/9 (67%)	9/9 (100%)
# (%) patients achieving ≥3-pt increase	6/23 (26%)	4/11 (36%)	2/12 (17%)	3/14 (21%)	4/9 (44%)	6/9 (67%)

✓ **Mean improvements from baseline in HFMSE/RHS observed in each of the 3 cohorts**

- 67% of total patients achieved ≥1-point improvement in Hammersmith scores

✓ **Substantial proportion of patients in each cohort attained ≥3-point improvement in HFMSE/RHS**

- High bar and uncommon to observe in any given patient
- 35% of total patients achieved ≥3-point improvement in Hammersmith scores

✓ **Dose response demonstrated in Cohort 3** *(randomized, double-blind, parallel arm design)*

- Greater improvements in HFMSE scores for high-dose arm across evaluated timepoints
- Supportive PK/PD results; high dose led to higher drug exposure and target engagement

**3 patients (1 in Cohort 2 and 2 in Cohort 3) each missed 3 doses of SRK-015 and the 6-month interim analysis timepoint due to COVID-19-related site access restrictions; the six-month timepoint from these patients was not included in the interim analysis.*
Data on file. Scholar Rock, Inc. Cambridge, MA

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 Phase 2 Trial Design and Baseline Characteristics  Yung Chyung, M.D.Chief Medical Officer

Next Era of SMA Treatment: Muscle-Directed Therapy

Overall Prevalence of 30,000-35,000 in U.S. and Europe

Type 1:
- Infant-onset
- Usually fatal without treatment

Type 2 and non-ambulatory Type 3:
- Later-onset but still early childhood
- Severe deficits in motor function
- SMN upregulators appear to primarily stabilize disease course

Ambulatory Type 3:
- Typically childhood-onset
- Wide range of motor function deficits; limited mobility and substantial morbidity
- SMN upregulators appear to primarily stabilize disease course

Relative Prevalence Among Patients Living With SMA



Type 1
14%
Type 3
35%
Type 2
51%

TOPAZ trial focuses on Type 2 and Type 3 SMA

Unmet need would be served by a therapy that:
- Improves motor function
- Safety profile that enables chronic dosing, including in the pediatric population
- Low drug administration burden
- Applicable across SMA types

HFMSE = Hammersmith Functional Motor Scale Expanded

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SRK-015 Phase 2 Trial Design

TOPAZ

	Ambulatory Patients (Revised Hammersmith Scale)	Non-Ambulatory Patients (Hammersmith Functional Motor Scale Expanded)	
	Cohort 1	**Cohort 2**	**Cohort 3**
Design	• N= 23; ages 5-21 • Open-label, single-arm • 20 mg/kg SRK-015 IV Q4W • 12-month treatment period	• N= 15; ages 5-21 • Open-label, single-arm • 20 mg/kg SRK-015 IV Q4W • 12-month treatment period	• N= 20; ages ≥2 • Double-blind, randomized (1:1) to 2 mg/kg or 20 mg/kg SRK-015 IV Q4W • 12-month treatment period
Patients	• Ambulatory Type 3 SMA • Two subgroups: 1) Receiving background nusinersen 2) SRK-015 monotherapy	• Type 2 or non-ambulatory Type 3 SMA • Receiving background nusinersen	• Type 2 SMA • Receiving background nusinersen (initiated before age 5)
Primary Objectives	• Safety • Mean change from baseline in RHS	• Safety • Mean change from baseline in HFMSE	• Safety • Mean change from baseline in HFMSE

Evaluate potential of SRK-015 in improving motor function

HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale

Data on file. Scholar Rock, Inc. Cambridge, MA

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 Baseline Characteristics  11    Ambulatory Patients      Non-Ambulatory Patients        Cohort 1      Cohort 2  Cohort 3      20 mg/kgpooled   20 mg/kgmonotherapy  20 mg/kg +nusinersen  20 mg/kg +nusinersen  2 mg/kg +nusinersen  20 mg/kg +nusinersen  N  23  11  12  15  10  10  Mean age (min, max)  12.6 (7, 21)  12.1 (7, 19)  13.1 (7, 21)  11.7 (8, 19)  4.1 (2, 6)  3.8 (2, 6)  Female (%)  65%  73%  58%  53%  30%  50%  SMN2 Gene Copy* (#, %)              2  1 (4%)  1 (9%)  0 (0%)    1 (10%)  1 (10%)  3  13 (57%)  4 (36%)  9 (75%)  11 (73%)  8 (80%)  8 (80%)  4  5 (22%)  4 (36%)  1 (8%)  2 (13%)  1 (10%)  0 (0%)  Mean # of nusinersen maintenance doses  N/A  N/A  5.6  5.1  5.5  5.4  Discontinuation(s)  1**  0  1**  0  0  0  Mean RHS score (min, max)  49.6 (26, 63)  47.6 (26, 63)  51.3 (43, 62)        Mean HFMSE score (min, max)        22.7 (13, 39)  26.1 (12, 44)  23.5 (14, 42)  *data not available for all patients**patient who discontinued study for reasons unrelated to study drug  HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith ScaleData on file. Scholar Rock, Inc. Cambridge, MA

Key Strengths of TOPAZ Trial Design and Conduct

- **Large and diverse group of study sites for a rare disease trial**
  - Patients enrolled across 16 study sites in the U.S. and Europe
  - Patient enrollment was not skewed to any one site for any cohort or across the study
- **Primary efficacy endpoints are well-validated outcome measures**
  - Hammersmith Functional Motor Scale Expanded (HFMSE) was specifically designed for SMA and served as primary efficacy endpoint in Phase 3 CHERISH trial of nusinersen
  - Revised Hammersmith Scale (RHS) is very similar to the HFMSE, with some modification to reduce ceiling effects in assessing patients who are ambulatory
- **Efficacy assessments are being conducted in a rigorous fashion:**
  - Standardized conduct of Hammersmith scale assessments; extensive training of all trial sites
  - Assessors of the Hammersmith scale measures are blinded to baseline and prior visit scores
- **Embedded randomized, double-blind portion of trial (Cohort 3) to evaluate dose response between high and low dose arms of SRK-015**

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 13  Six-Month Interim Analysis Results  Yung Chyung, M.D.Chief Medical Officer

TOPAZ Interim Analysis Results Demonstrate Proof-of-Concept

Multiple lines of evidence supporting the potential clinical effect of SRK-015

	Ambulatory Patients (Revised Hammersmith Scale)			Non-Ambulatory Patients (Hammersmith Functional Motor Scale Expanded)		
	Cohort 1			Cohort 2*	Cohort 3*	
	20 mg/kg pooled (n=23)	20 mg/kg monotherapy (n=11)	20 mg/kg +nusinersen (n=12)	20 mg/kg +nusinersen (n=14)	2 mg/kg +nusinersen (n=9)	20 mg/kg +nusinersen (n=9)
Mean change from baseline (95% CI)	0.5 (-1.1, 2.2)	0.7 (-2.5, 4.0)	0.3 (-1.4, 2.0)	1.4 (0.1, 2.7)	2.4 (-0.9, 5.8)	5.6 (2.5, 8.7)
# (%) patients achieving ≥1-pt increase	12/23 (52%)	7/11 (64%)	5/12 (42%)	10/14 (71%)	6/9 (67%)	9/9 (100%)
# (%) patients achieving ≥3-pt increase	6/23 (26%)	4/11 (36%)	2/12 (17%)	3/14 (21%)	4/9 (44%)	6/9 (67%)

✓ **Mean improvements from baseline in HFMSE/RHS observed in each of the 3 cohorts**

- 67% of total patients achieved ≥1-point improvement in Hammersmith scores

✓ **Substantial proportion of patients in each cohort attained ≥3-point improvement in HFMSE/RHS**

- High bar and uncommon to observe in any given patient
- 35% of total patients achieved ≥3-point improvement in Hammersmith scores

✓ **Dose response demonstrated in Cohort 3** *(randomized, double-blind, parallel arm design)*

- Greater improvements in HFMSE scores for high-dose arm across evaluated timepoints
- Supportive PK/PD results; high dose led to higher drug exposure and target engagement

**3 patients (1 in Cohort 2 and 2 in Cohort 3) each missed 3 doses of SRK-015 and the 6-month interim analysis timepoint due to COVID-19-related site access restrictions; the six-month timepoint from these patients was not included in the interim analysis.*
Data on file. Scholar Rock, Inc. Cambridge, MA

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     Cohort 1: Improvement in RHS Observed with Both SRK-015 Monotherapy and as Add-on to Background Nusinersen  15  Individual RHS responses  Ambulatory Type 3 SMA  SRK-015 (20 mg/kg)pooled (n=23)  SRK-015 (20 mg/kg)monotherapy (n=11)  SRK-015 (20 mg/kg) +nusinersen (n=12)  Mean change from baseline in RHS (95% CI)  0.5 (-1.1, 2.2)  0.7 (-2.5, 4.0)  0.3 (-1.4, 2.0)  # (%) patients achieving ≥1-pt increase in RHS  12/23 (52%)  7/11 (64%)  5/12 (42%)  # (%) patients achieving ≥3-pt increase in RHS  6/23 (26%)  4/11 (36%)  2/12 (17%)  # (%) patients achieving ≥5-pt increase in RHS  2/23 (9%)  1/11 (9%)  1/12 (8%)  Mean (±SEM) change from baseline in RHS scores   N=  Data on file. Scholar Rock, Inc. Cambridge, MA

   Cohort 2: Meaningful and Consistent Improvements in HFMSE Observed in Type 2 and Non-Ambulatory Type 3 SMA  Individual HFMSE responses  Type 2 and Non-Ambulatory Type 3 SMA  SRK-015 (20 mg/kg) + nusinersen (n=14)  Mean change from baseline in HFMSE (95% CI)  1.4 (0.1, 2.7)  # (%) patients achieving ≥1-pt increase in HFMSE  10/14 (71%)  # (%) patients achieving ≥3-pt increase in HFMSE  3/14 (21%)  # (%) patients achieving ≥5-pt increase in HFMSE  2/14 (14%)  16  Mean (±SEM) change from baseline in HFMSE scores     N=  Data on file. Scholar Rock, Inc. Cambridge, MA

   Cohort 3: SRK-015 High Dose Showed Substantially Greater Improvements in HFMSE scores Than Low Dose   17  Individual HFMSE responses  Type 2 SMA  SRK-015 low dose (2 mg/kg) +nusinersen (n=9)  SRK-015 high dose (20 mg/kg) +nusinersen (n=9)  Mean change from baseline in HFMSE (95% CI)  2.4 (-0.9, 5.8)  5.6 (2.5, 8.7)  # (%) patients achieving ≥1-pt increase in HFMSE  6/9 (67%)  9/9 (100%)  # (%) patients achieving ≥3-pt increase in HFMSE  4/9 (44%)  6/9 (67%)  # (%) patients achieving ≥5-pt increase in HFMSE  3/9 (33%)  5/9 (56%)  Cohort 3 has a randomized, double-blind, parallel arm design embedded within TOPAZ     Mean (±SEM) change from baseline in HFMSE scores   N=  Data on file. Scholar Rock, Inc. Cambridge, MA

 Cohort 3: Time Course Data Supportive of Dose Response  18  Mean (±SEM) change from baseline in HFMSE scores   Greater improvements in HFMSE scores observed with high dose (20 mg/kg) across all timepoints  High-dose arm outperformed low-dose arm numerically across the timepointsPlateau in improvement appears to not yet have been reached at the 6-month interim analysis timepoint12-month and extension data enable evaluating the potential for durability of effect and for further motor function gains  N=  Data on file. Scholar Rock, Inc. Cambridge, MA

Pharmacokinetic and Pharmacodynamic Data are Supportive of Clinically Observed Dose Response

Pharmacokinetics* (PK)



SRK-015 Concentration (μg/mL)
10000
1000
100
10
1
0
28
56
84
112
140
168
Time (days)
TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)

- Well-behaved PK profile consistent with that commonly observed with monoclonal antibodies
- Drug exposure was dose proportional

Pharmacodynamics (PD)



Latent Myostatin Concentration (ng/mL)
10000
1000
100
10
1
0.1
0
14
28
42
56
70
84
98
112
126
140
154
168
Time (days)
TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)

- Target engagement by SRK-015 was confirmed
- Low dose (2 mg/kg) yielded lower level of target engagement and did not achieve full target saturation

High dose (20 mg/kg) yielded higher levels of drug exposure and target engagement than low dose (2 mg/kg)

*Starting at day 28, measures are pre-dose trough levels

Data on file. Scholar Rock, Inc. Cambridge, MA

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No Safety Signals Identified from Interim Analysis

Treatment-emergent adverse events (TEAEs)	SRK-015 2 mg/kg dose (n=10)	SRK-015 20 mg/kg dose (n=48)	Total (n=58)
Any TEAE	9 (90%)	40 (83.3%)	49 (84.5%)
Any Serious TEAE	0 (0.0%)	1 (2.1%)	1 (1.7%)
Any TEAE leading to study drug discontinuation	0 (0.0%)	1 (2.1%)	1 (1.7%)
Any Grade 3 (severe) or higher TEAE	0 (0.0%)	0 (0.0%)	0 (0.0%)

- **Five most frequently reported TEAEs:** Headache, upper respiratory tract infection, pyrexia, nasopharyngitis, and cough.
- **1 serious TEAE (Cohort 1):** Assessed by trial investigator as unrelated to SRK-015. Grade 2 viral upper respiratory infection (prior history) and was hospitalized. Event resolved without sequelae.
- **1 study drug discontinuation (Cohort 1)**: Assessed by trial investigator as unrelated to SRK-015. Grade 2 leg muscle fatigue (developed prior to enrollment). Withdrew consent after ~2 months on trial.

Incidence and severity of AEs are consistent with underlying patient population and background therapy

Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug. Data on file. Scholar Rock, Inc. Cambridge, MA

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TOPAZ Interim Analysis Results Demonstrate Proof-of-Concept

1. Multiple lines of evidence supporting the potential clinical effect of SRK-015

- **Dose response demonstrated in randomized, double-blind, parallel arm Cohort 3**
  - High-dose arm showed greater improvements in HFMSE scores
  - Supportive PK/PD results
- **Cohort 2 observed improvements from baseline**
  - In population for which SMN upregulator therapy alone offers motor function stabilization rather than improvement
- **Substantial % of patients in each cohort attained ≥3-pt increase in Hammersmith score**
  - High bar and uncommon to observe in any given patient

2. SRK-015's broad and meaningful therapeutic potential in SMA

- **Mean improvements in Hammersmith scores observed across all 3 cohorts**
- **Most patients experienced an improvement (≥1-pt increase in Hammersmith scores)**
  - Cohort 1: 52% (pooled)
  - Cohort 2: 71%
  - Cohort 3: 100% high dose, 67% low dose
- **Potential for durability and further improvements**
  - Effects observed through 6 months of treatment
  - Plateau in improvement has not yet been observed in Cohorts 2 or 3
  - 12-month and extension data enable evaluation for potential durability of effect and further improvements

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Data on file. Scholar Rock, Inc. Cambridge, MA

 22  Summary and Next StepsTony KingsleyPresident & CEO

Beyond the TOPAZ Interim Analysis

TOPAZ

- **Top-line data for 12-month treatment period expected 2Q21**
  - Longer-term evaluation of efficacy for potential durability of clinical effect and continued motor function gains
  - Longer-term safety, PK, PD, and anti-drug antibody
- **39 of 39 patients who have completed 12-month study have opted into the extension period (as of October 23, 2020)**
- **Registrational trial preparations ongoing**
- **Look forward to meeting with regulatory authorities to discuss regulatory path**



Interim results highlight SRK-015's potential as an important treatment for patients with SMA

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 24  Unlocking the Potential of the Scholar Rock R&D Engine      Scholar Rock seeks to unlock the therapeutic potential of modulating growth factor biology  Targeting the latent forms of growth factors  Opportunities to Further Investigate Therapeutic Potential  Broader exploration of SMA types, age range, and background SMN therapiesPotential for motor function improvement in other neuromuscular disordersExploration of additional indications related to broader myostatin and fast-twitch fiber biologyAntibodies against the latent forms of additional well-validated targets in oncology (e.g. SRK-181 program) and fibrosisDiscovery platform to generate mAbs against other latent growth factors  Emerging Insights  Demonstration of proof-of-concept for SRK-015 in SMA  Validation of therapeutic potential for blocking the activation of latent myostatin with SRK-015  Validation of therapeutic potential in targeting latent forms of growth factors    Emerging Insights  Opportunities Beyond TOPAZ    TGFβ Superfamily: More than 30 Related Growth Factors that Mediate Diverse Biological Processes

Differentiated Pipeline with a Series of Anticipated Milestones

	Q4 2020	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2022 and Beyond
SRK-015 SMA	★ TOPAZ Interim Analysis (3 Cohorts)		TOPAZ Topline 12M Data (3 Cohorts)	Potential SRK-015 Phase 3 in SMA		TOPAZ 2 Year Extension
SRK-015 Other Indications	*Multiple Opportunities for Additional Indications Beyond SMA*					
SRK-181 Immuno-Oncology and Oncology	★ Update on Dose Escalation	★ DRAGON Part B Initiation	DRAGON Clinical Response and Safety Data Across Multiple Tumor Types			
Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology	*Multiple Additional Opportunities: 1) SRK-181 in Oncology; 2) Latent TGFβ1 Immune Cell in IO; 3) Latent TGFβ1 Immune Cell in Oncology*					
Gilead Fibrosis collaboration	Gilead Fibrosis-focused TGFβ Collaboration					
Preclinical / Platform	Continue to Discover and Advance Preclinical Programs					

DRAGON Clinical Response and Safety Data Across Multiple Tumor Types
- Part A2 Combo Efficacy and Safety Data
- Part B – Melanoma
- Part B – NSCLC
- Part B – Urothelial Carcinoma
- Part B – Other Solid Tumor Types

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